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                                                                    EXHIBIT 23.2



                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 7, 1999, with respect to the financial statements of Prime Vision Health, Inc. and subsidiaries included in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-93043) and related Prospectus of OptiCare Health Systems, Inc. for the registration of 4,000,000 shares of its common stock.


                                            /s/ Ernst & Young LLP



Raleigh, North Carolina
January 17, 2000